EXHIBIT 32.2


                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Quarterly Report of Enigma Software Group, Inc. (the "Company") on Form 10-QSB for the three-months ended March 31, 2005 as filed with the Securities and Exchange Commission on the date hereof (the "Form 10-QSB"), I, Richard M. Scarlata, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Form 10-QSB complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Form 10-QSB fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated: May 12, 2005

                                        /s/ Richard M. Scarlata
                                        ----------------------------------------
                                        Richard M. Scarlata -
                                          Chief Financial Officer